Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Note 11 – Income Taxes

Our sources of Income before income taxes were as follows:

	Year Ended December 31,
(in millions)	2017	2016	2015
U.S.	$3,274	$2,286	$898
Puerto Rico	(113)	41	80
Income before income taxes	$3,161	$2,327	$978

Income tax expense is summarized as follows:

	Year Ended December 31,
(in millions)	2017	2016	2015
Current tax benefit (expense)
Federal	$—	$66	$30
State	(28)	(29)	(2)
Puerto Rico	(1)	10	(17)
Total current tax benefit (expense)	(29)	47	11
Deferred tax benefit (expense)
Federal	1,182	(804)	(281)
State	173	(96)	37
Puerto Rico	49	(14)	(12)
Total deferred tax benefit (expense)	1,404	(914)	(256)
Total income tax benefit (expense)	$1,375	$(867)	$(245)

The reconciliation between the U.S. federal statutory income tax rate and our effective income tax rate is as follows:

	Year Ended December 31,
	2017	2016	2015
Federal statutory income tax rate	35.0%	35.0%	35.0%
Effect of the Tax Cuts and Jobs Act	(68.9)	—	—
Change in valuation allowance	(11.4)	1.0	(3.2)
State taxes, net of federal benefit	4.8	4.0	(1.1)
Equity-based compensation	(2.4)	(2.2)	—
Puerto Rico taxes, net of federal benefit	(1.5)	—	3.3
Permanent differences	0.5	0.6	1.6
Federal tax credits, net of reserves	0.3	(0.5)	(9.5)
Other, net	0.1	(0.6)	(1.0)
Effective income tax rate	(43.5)%	37.3%	25.1%

Significant components of deferred income tax assets and liabilities, tax effected, are as follows:

(in millions)	December 31, 2017	December 31, 2016
Deferred tax assets
Loss carryforwards	$1,576	$1,442
Deferred rents	759	1,153
Reserves and accruals	667	1,058
Federal and state tax credits	298	284
Debt fair market value adjustment	—	83
Other	403	430
Deferred tax assets, gross	3,703	4,450
Valuation allowance	(273)	(573)
Deferred tax assets, net	3,430	3,877
Deferred tax liabilities
Spectrum licenses	5,038	6,952
Property and equipment	1,840	1,732
Other intangible assets	41	119
Other	48	12
Total deferred tax liabilities	6,967	8,815
Net deferred tax liabilities	$3,537	$4,938

Classified on the balance sheet as:
Deferred tax liabilities	$3,537	$4,938

On December 22, 2017, President Trump signed the Tax Cuts and Jobs Act of 2017 (“TCJA”) into legislation. The TCJA includes numerous changes to existing tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%. The rate reduction takes effect on January 1, 2018. We recognized a net tax benefit of $2.2 billion associated with enactment of the TCJA in Income tax benefit (expense) in our Consolidated Statements of Comprehensive Income in the fourth quarter of 2017, primarily due to a re-measurement of deferred tax assets and liabilities.

The SEC has issued Staff Accounting Bulletin (“SAB”) No. 118 which permits the recording of provisional amounts related to the impact of the TCJA during a measurement period which is not to exceed one year from the enactment date of the TCJA. We have recorded an immaterial amount for provisional items related to the TCJA in our Consolidated Statements of Comprehensive Income.

As of December 31, 2017, we have tax effected net operating loss (“NOL”) carryforwards of $1.0 billion for federal income tax purposes and $832 million for state income tax purposes, expiring through 2037. As of December 31, 2017, our tax effected federal and state NOL carryforwards for financial reporting purposes were approximately $123 million and $242 million, respectively, less than our NOL carryforwards for federal and state income tax purposes, due to unrecognized tax benefits of the same amount.

As of December 31, 2017, we have available Alternative Minimum Tax (“AMT”) credit carryforwards of $86 million. Under the TCJA, the AMT credits will be fully recovered by 2021. We also have research and development and foreign tax credit carryforwards with a combined value of $198 million for federal income tax purposes, which begin to expire in 2018.

As of December 31, 2017 and 2016, our valuation allowance was $273 million and $573 million, respectively. The change in the valuation allowance is primarily related to a net reduction in the valuation allowance against deferred tax assets in state jurisdictions that resulted in the recognition of $359 million in net tax benefits in 2017, partially offset by a $26 million valuation allowance established during 2017 for the impact of the TCJA on certain tax credits and a $33 million increase in the valuation allowance associated with the reduced federal benefit of state items.

During 2017, due to ongoing analysis of positive and negative evidence related to the utilization of the deferred tax assets, we determined that $319 million of the valuation allowance in certain state jurisdictions was no longer necessary. Positive evidence supporting the release of a portion of the valuation allowance included reaching a position of cumulative income over a three-year period in certain state jurisdictions as well as projecting sustained earnings in those jurisdictions. Due to this positive evidence, we reduced the valuation allowance which resulted in a decrease to Deferred tax liabilities in our Consolidated Balance Sheets. We will continue to monitor positive and negative evidence related to the utilization of the remaining deferred tax assets for which a valuation allowance continues to be provided. It is possible that our valuation allowance may change within the next twelve months.

We file income tax returns in the U.S. federal jurisdiction, various state jurisdictions and in Puerto Rico. We are currently under a scope-limited examination by the U.S. Internal Revenue Service (“IRS”) and separate examinations by various states. Management does not believe the resolution of any of the audits will result in a material change to our financial condition, results of operations or cash flows. The IRS has concluded its audits of our federal tax returns through the 2013 tax year; however, NOL and other carryforwards for certain audited periods remain open for examination. We are generally closed to U.S. federal, state and Puerto Rico examination for years prior to 1998.

A reconciliation of the beginning and ending amount of unrecognized tax benefits were as follows:

	Year Ended December 31,
(in millions)	2017	2016	2015
Unrecognized tax benefits, beginning of year	$410	$411	$388
Gross decreases to tax positions in prior periods	(10)	(5)	(112)
Gross increases to current period tax positions	12	4	135
Unrecognized tax benefits, end of year	$412	$410	$411

As of December 31, 2017 and 2016, we had $254 million and $168 million, respectively, in unrecognized tax benefits that, if recognized, would affect our annual effective tax rate. Penalties and interest on income tax assessments are included in Selling, general and administrative expenses and Interest expense, respectively, in our Consolidated Statements of Comprehensive Income. The accrued interest and penalties associated with unrecognized tax benefits are insignificant.